Exhibit 32.1

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Agustin Gomez de Segura, President and Chief Financial Officer of Cigma Metals Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Annual Report on Form 10-KSB of the Company for the period ended December 31, 2001 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 2, 2004                         BY:  /s/ Agustin Gomez de Segura
       ----------------                              ---------------------------
                                                     Agustin Gomez de Segura
                                                     President Chief Financial
                                                     Officer


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